UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                                 MEDAMICUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                                 MEDAMICUS, INC.
                              15301 HIGHWAY 55 WEST
                            PLYMOUTH, MINNESOTA 55447
                                 (763) 559-2613

                         ------------------------------

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2002

                         ------------------------------

                                     NOTICE

To the Holders of Common Stock of Medamicus, Inc.:

         The Annual Meeting of Shareholders of Medamicus, Inc. (the "Company") will be held at the Radisson Hotel & Conference Center, 3131 Campus Drive, Plymouth, MN 55441, on Thursday, April 25, 2002 at 3:45 p.m. Minneapolis time, for the following purposes:

         1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected;

         2. To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 2002; and

         3. To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Company's Board of Directors has fixed the close of business on March 13, 2002 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment or postponements thereof.

                                        By Order of the Board of Directors


                                        James D. Hartman
                                        SECRETARY
March 22, 2002

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.
--------------------------------------------------------------------------------

                                 MEDAMICUS, INC.

                              15301 Highway 55 West
                            Plymouth, Minnesota 55447
                                 (763) 559-2613

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 25, 2002

This Proxy Statement is furnished to shareholders of Medamicus, Inc., a Minnesota corporation ("Medamicus" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Thursday, April 25, 2002 at 3:45 p.m. Minneapolis time at the Radisson Hotel & Conference Center, 3131 Campus Drive, Plymouth, MN 55441, and at any adjournment or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy were first mailed to shareholders of the Company on or about March 22, 2002.

                     SOLICITATION AND REVOCATION OF PROXIES

The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, but such persons will not be specifically compensated for such services.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it before it is exercised either by submitting a new proxy bearing a date later than any prior proxy or by attending the meeting in person and completing a ballot at the meeting. All shares represented by timely, valid and unrevoked proxies will be voted at the annual meeting in accordance with the specifications indicated thereon. If no specification is indicated on a proxy, the proxy will be voted in favor of Proposals 1 and 2 described herein.

                          VOTING SECURITIES AND RIGHTS

Only shareholders of record at the close of business on March 13, 2002 are entitled to execute proxies or to vote at the annual meeting. On that date there were outstanding 4,706,593 shares of the Company's common stock, $.01 par value per share (the "Common Shares"). Each holder of Common Shares is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the meeting. Under Proposal 1, each director nominee will be elected if approved by the affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. Proposal 2 presented to the Company's shareholders at this Annual Meeting will be approved by the affirmative vote of the holders of a greater of (a) a majority of the Company's Common Shares present at the Annual meeting, either in person or by proxy, and entitled to vote on that proposal or (b) the majority of the minimum number of shares of Common Shares of the Company which would constitute a quorum for transacting business at the Annual Meeting of Shareholders. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting, but will not be counted toward determining if a majority of the Common Shares present has voted affirmatively.

       OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

The following table sets forth certain information as of March 13, 2002 with respect to the Company's Common Shares beneficially owned by (i) each director and each nominee for director, (ii) each person known to the Company to beneficially own more than five percent of the Company's Common Shares, (iii) each executive officer named in the Summary Compensation Table (the "Named Executive Officers"), and (iv) all executive officers and directors as a group.

                                           AMOUNT AND NATURE OF           PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP(1)(2)    OUTSTANDING SHARES(2)
------------------------------------    --------------------------    ---------------------
James D. Hartman                              184,050(3)(4)                       3.8%
15301 Highway 55 West
Plymouth, MN 55447

Richard F. Sauter                              30,400(3)                             *
205 Kentucky Ave. North
Golden Valley, MN 55427

Thomas L. Auth                                 60,000(3)                          1.3%
8 Evergreen Road
North Oaks, MN  55127

Michael M. Selzer                              22,000(3)                             *
205 Black Oaks Lane North
Wayzata, MN 55391

Michael D. Dale                                 5,000(3)                             *
1450 Hunter Drive
Wayzata, MN  55391

Mark C. Kraus                                  29,465(3)                             *
15301 Highway 55 West
Plymouth, MN 55447

David L. Babson & Company, Inc.               242,925(5)                          5.2%
One Memorial Drive
Cambridge, MA  02142-1300

All Executive Officers and Directors          330,915                             6.8%
as a Group (6 persons)

-----------------------------------

* Less than 1%

(1) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person.

(3) Includes the following number of shares which could be purchased under stock options exercisable within sixty (60) days of March 13, 2002: Mr. Hartman, 112,500 shares; Mr. Sauter 24,000 shares; Mr. Auth, 15,000 shares; Mr. Selzer, 10,000 shares; Mr. Dale, 5,000 shares; Mr. Kraus, 28,625 shares.

(4) Also includes, 5,000 shares owned by Mr. Hartman's adult child, as to which he shares voting and investment control and 500 shares owned by Mr. Hartman's spouse over which she exercises sole voting and investment control.

(5) Based on a Schedule 13G filed with the Securities and Exchange Commission on January 18, 2002 by David L. Babson & Company, Inc.


                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

Five directors are to be elected at this Annual Meeting. The Board has nominated for election the five persons named below and each has consented to being named a nominee. If elected, all directors will serve until the next Annual Meeting of Shareholders or until their successors have been elected and qualified.

All of the nominees for election as directors are presently directors of the Company. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. It is the intention of the individuals named as proxies to vote "FOR" each nominee (unless otherwise directed). If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

Information regarding the persons nominated for election as directors is as follows:

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

JAMES D. HARTMAN, age 56, was elected Chief Executive Officer in February 1996 and President of the Company in February 1995. Mr. Hartman has been Chief Financial Officer of the Company since January 1991 and has been Secretary and a director of the Company since March 1991. Mr. Hartman also served as Executive Vice President of the Company from April 1993 until February 1995. From May 1989 to August 1990, Mr. Hartman served as Vice President-Finance for Viking Electric Supply, Inc., a distributor of electrical supplies and tools based in the Minneapolis, Minnesota area.

RICHARD F. SAUTER, age 60, became a director of the Company in March 1992. Mr. Sauter has been an Associate Professor of Marketing at the University of St. Thomas, Saint Paul, Minnesota since September 1990. From April 1974 until March 1990, he served in various positions at Medtronic, Inc., a medical device manufacturer in Minneapolis, Minnesota, most recently as Corporate Vice President-New Ventures.

THOMAS L. AUTH, age 57, became a director of the Company in October 1999. Mr. Auth is a private investor. Mr. Auth was the Chief Executive Officer and a director of ITI Technologies, Inc., a publicly held company, from 1981 until May 2000. ITI was a leading designer and manufacturer of electronic security products. In May, 2000 ITI merged with SLC Technologies, Inc. to form a new publicly held company, Interlogix, Inc. and Mr. Auth served as Chairman of the Board of Directors of Interlogix until February 2002 when Interlogix was acquired by the General Electric Company. Mr. Auth serves on the Board of AeroSystems Engineering, Inc., a publicly held company, and on the Boards of several privately held companies. He also owns Vomela Specialty Company, a graphics design and manufacturing company. Mr. Auth is also a certified public accountant.

MICHAEL M. SELZER, age 49, became a director of the Company in October 1999. Mr. Selzer is currently President and CEO of Urologix, Inc., a manufacturer of medical products for the treatment of urological disorders. Prior to joining Urologix in January 1999, Mr. Selzer spent 23 years in various management positions with Medtronic, Inc. including the past five years as Vice President and General Manager of Medtronic's Neurostimulation business.

MICHAEL D. DALE, AGE 41, became a director of the Company in January 2002. Mr. Dale has been Vice President of Sales and Marketing for Endocardial Solutions, Inc. since March 2000. Mr. Dale joined Endocardial in December 1998 as Vice President of Worldwide Sales. From October 1996 until joining Endocardial, Mr. Dale was Vice President of Global Sales for Cyberonics, Inc., a medical device company, and additionally as managing director of Cyberonics Europe, S.A. From July 1988 until October 1996, Mr. Dale served in several capacities at St. Jude Medical, Inc., most recently as the Business Unit Director for St. Jude Medical Europe.

          MANAGEMENT RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.


               OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

BOARD MEETINGS
The Board of Directors met five times during 2001 and took action in writing in lieu of meeting on one occasion. Each director attended at least 75% of the total number of Board meetings and the meetings of Committees upon which he served in 2001.

COMMITTEES OF THE BOARD OF DIRECTORS
The Board has established an Audit Committee and a Compensation Committee. The composition and function of each of those Committees is set forth below:

COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors which is currently comprised of Messrs. Auth (Chair), Hartman and Dale, met once during 2001. Among other duties, the Compensation Committee reviews compensation of the Company's officers for fairness and competitiveness, determines the necessity for, and content of, any officer employment contracts, advises and recommends incentives in the form of overall corporate bonus plans and determines bonuses and grants of stock options for the Company's officers. The Compensation Committee also has the authority to make awards under, and adopt and alter administrative rules and practices governing, the Company's qualified or unqualified benefits plans, including the Company's stock option plans. The Compensation Committee also reviews the performance of the Company's chief executive officer.

AUDIT COMMITTEE. The Audit Committee, currently comprised of Messrs. Sauter (Chair), Auth and Selzer, met twice in 2001. The Audit Committee oversees the Company's internal control structure and financial reporting activities, reviews the scope of the annual audit, reviews non-audit serves performed by auditors to determine and maintain auditor independence, recommends the Company's independent auditors and reviews the Company's audited financial statements prior to release to the public and conducts discussions with the Company's independent auditors each quarter on their quarterly review findings

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Committee acts under a written charter first adopted and approved by the Board of Directors on June 29, 2000.

Mr. Richard F. Sauter (Chairman), Mr. Thomas L. Auth and Mr. Michael M. Selzer are the members of the Audit Committee and each is an "independent director" as defined by The Nasdaq SmallCap listing standards. The Audit Committee held two meetings during fiscal 2001. In addition, at the end of each quarter, the Chairman of the audit committee discussed with McGladrey & Pullen, LLP their findings and procedures relative to the quarterly reviews performed by McGladrey & Pullen, LLP. These meetings and discussions were designed to facilitate and encourage communication between the Audit Committee and the Company's independent auditors, McGladrey & Pullen, LLP.

In this context, the Audit Committee has reviewed and discussed with management and with McGladrey & Pullen, LLP, the audited financial statements. The Audit Committee has discussed with McGladrey & Pullen, LLP the matters required to be discussed by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from McGladrey & Pullen, LLP the written disclosures required by Independence Standards Board No. 1 (independence discussions with Audit Committees) and discussed with McGladrey & Pullen, LLP its independence from the Company and its management. The Audit Committee has also considered whether McGladrey & Pullen, LLP's provision of other non-audit services to the Company is compatible with auditor independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

           SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

                           Richard F. Sauter, Chairman
                                Michael M. Selzer
                                 Thomas L. Auth


REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS
Members of the Board of Directors currently receive $250 for each Board meeting attended and $100 for each breakfast update or Committee meeting attended which was not a part of a regular or special Board meeting. On April 25, 1996, shareholders approved the 1996 Non-Employee Director and Medical Advisory Board Stock Option Plan (the "1996 Plan"). Under the 1996 Plan, Mr. Sauter received options to purchase 5,000 Common Shares, effective January 25, 1996. In addition, Mr. Sauter received options to purchase 1,000 Common Shares on the date of the 1996, 1997, 1998 and 1999 Annual Meetings of Shareholders. On April 27, 2000, shareholders approved the 1999 Non-Employee Director and Medical Advisory Board Stock Option Plan (the "1999 Plan"). The Board of Directors resolved that the 1996 Plan was terminated effective on the date of shareholder approval of the 1999 Plan, except for the 9,000 options outstanding to Mr. Sauter. Under the 1999 Plan, Mr. Sauter received options to purchase 15,000 Common Shares on July 29, 1999 and Messrs. Auth and Selzer each received options to purchase 15,000 Common Shares on October 29, 1999. The exercise price of options under the 1999 Plan is 100% of the fair market value of the Common Shares on the date of grant and the term of the options is eight years. The options are subject to vesting schedules and may become fully vested under certain circumstances constituting a change in control of the Company.

                        EXECUTIVE OFFICERS OF THE COMPANY

The Company has two executive officers, James D. Hartman and Mark C. Kraus. Biographical and other information regarding Mark C. Kraus is set forth below. Information about James D. Hartman, the Company's President and Chief Executive Officer, may be found under the heading "Nominees For Election to the Board of Directors".

MARK C. KRAUS, AGE 38, has been with the Company since February 1992. He was elected Vice President of Operations in January 1998, was named Vice President and General Manager of the Percutaneous Delivery Solutions Division in January 1999 and was named Executive Vice President and Chief Operating Officer in February 2002. Prior to that he served as Director of Manufacturing from July 1996; Manufacturing Manager of the Gynecology Division from January 1995; Manufacturing Manager of the Percutaneous Delivery Solutions Division from November 1992; and Sales Engineer from February 1992. Mr. Kraus also held manufacturing engineering positions with GV Medical, Inc. and Honeywell, Inc. from 1987 to 1992.

                             EXECUTIVE COMPENSATION

The following table shows, for the fiscal years ending December 31, 2001, 2000 and 1999, the cash and other compensation paid by the Company to James D. Hartman, the Company's Chief Executive Officer and to Mark C. Kraus, the Company's only other executive officer whose total cash compensation exceeded $100,000 in the year ended December 31, 2001 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                 ANNUAL COMPENSATION               AWARDS
                                                 -------------------            ------------
                                                                                 SECURITIES
                                                               OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS    COMPENSATION(1)    OPTIONS(#)
---------------------------       ----    ------     -----    ---------------    ----------
James D. Hartman,                 2001   $167,692   $11,816         $1,582         15,000
  Chief Executive Officer and     2000    147,692         0          1,878         10,000
  President                       1999    130,000         0            668         10,000

Mark C. Kraus,(2)                 2001   $117,692   $18,054         $1,287         10,000
  Executive Vice President and    2000     99,077    13,164          1,434         30,000
  Chief Operating Officer         1999     92,662     2,000            240          5,000

(1)  Consists of a matching contribution made by the Company to its 401(k) plan.

                      OPTION/SAR GRANTS DURING FISCAL YEAR

The following table contains information concerning grants of stock options to the Named Executive Officers during fiscal year ending December 31, 2001:

                                                  PERCENT OF TOTAL
                         NUMBER OF SECURITIES      OPTIONS/SAR's
                              UNDERLYING            GRANTED TO
                             OPTIONS/SAR's       EMPLOYEES IN FISCAL     EXERCISE OR     EXPIRATION
         NAME                 GRANTED (#)               YEAR             BASE PRICE         DATE
---------------------   ----------------------  ---------------------   -------------   ------------
James D. Hartman                15,000                 16.2%                $4.625       02/04/2007
Mark C. Kraus                   10,000                 10.8%                $4.625       02/04/2007

     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

The following table indicates the exercise of stock options during the last completed fiscal year by Named Executive Officers.

                           SHARES
                          ACQUIRED                   UNDERLYING UNEXERCISED
                            ON         VALUE       OPTIONS AT FISCAL YEAR-END      IN-THE-MONEY OPTION AT
                         EXERCISE     REALIZED     EXERCISABLE/UNEXERCISABLE         FISCAL YEAR-END ($)
         NAME               (#)         ($)                   (#)                 EXERCISABLE/UNEXERCISABLE
---------------------   ----------   ----------   ----------------------------   ---------------------------
James D. Hartman           2,500           $0          113,500 / 41,000             $1,577,753 / $528,405
Mark C. Krause             2,125      $21,125          20,750 / 43,625               $287,685 / $563,528

EMPLOYMENT AGREEMENT

The Company and James D. Hartman entered into an employment agreement dated February 19, 1996 which had an initial term through December 31, 1996. Since December 31, 1996, the agreement has continued on a month-to-month basis and may be terminated by either the Company or the employee upon thirty days written notice. The annual base salary of Mr. Hartman as set by the Board of Directors for 2002 is $190,000. In addition, the Company may terminate Mr. Hartman's employment for cause and upon his death or incapacity. The agreement contains non-competition, confidentiality and assignment of invention provisions benefiting the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all required Section 16(a) filings applicable to officers, directors and greater than ten percent shareholders in 2001 were timely filed, except that Mr. Sauter filed a late report with respect to the sale of 3,000 shares in July 2001 (Form 4 filed in August).


                                   PROPOSAL 2:
                       APPOINTMENT OF INDEPENDENT AUDITORS

At the annual meeting, a resolution will be presented to ratify the appointment by the Company's Board of Directors of McGladrey & Pullen, LLP, as independent auditors, to audit the financial statements of the Company for the current fiscal year and to perform other appropriate accounting services. McGladrey & Pullen, LLP has audited the financial statements of the Company as of and for the years ended December 31, 1995 through 2001.

McGladrey & Pullen, LLP has advised the Company that it has no direct financial interest or material indirect financial interest in the Company. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and will be available to respond to questions of the shareholders.

AUDIT FEES
Aggregate fees by McGladrey & Pullen, LLP, for professional services rendered for the audit of the Company's annual financial statements, review of the Company's quarterly reports on Form 10-QSB and assistance with the annual report and Form 10-KSB for the most recent fiscal year, totaled $40,000. Aggregate fees by McGladrey & Pullen, LLP, for professional services rendered for assistance with registration statements filed during the most recent fiscal year, attendance at Audit Committee meetings, and consultation on audit and accounting matters were approximately $37,000.

ALL OTHER FEES
There were no fees by McGladrey & Pullen, LLP, or associated entities for services provided with respect to the design and implementation of financial information systems during the most recent fiscal year. Aggregate fees by McGladrey & Pullen, LLP, and associated entities for all other professional services (principally tax return preparation) rendered to the Company during the most recent fiscal year were approximately $16,000.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE
            PROPOSAL TO RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN.

                                  ANNUAL REPORT

The Company's Annual Report for the fiscal year ended December 31, 2001, which includes the Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, accompanies this Notice of Annual Meeting and proxy solicitation material. A copy of the Company's Form 10-KSB Annual Report, excluding exhibits, as filed with the Securities and Exchange Commission, may be obtained by shareholders without charge upon written request to the Company's Secretary at the address indicated on this Proxy Statement.

                            PROPOSALS OF SHAREHOLDERS

Any shareholder proposal intended for inclusion in the Company's proxy material for the 2003 Annual Meeting of Shareholders must be received by the Secretary of the Company, no later than the close of business on November 22, 2002.

A shareholder who wishes to make a proposal for consideration at the 2003 Annual Meeting, but does not seek to include the proposal in our proxy material, must notify our Secretary. The notice must be received no later than February 5, 2003. If the notice is not timely, then the persons named on our proxy card for the 2003 Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting.

                                  MISCELLANEOUS

The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on said matters.

It is important that proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the meeting in person are urged to mark, sign, date and send in the proxies by return mail.

                                        By Order of the Board of Directors

March 22, 2002

                                MEDAMICUS, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                            THURSDAY, APRIL 25, 2002
                             3:45 P.M., LOCAL TIME

                      RADISSON HOTEL AND CONFERENCE CENTER
                               3131 CAMPUS DRIVE
                               PLYMOUTH, MN 55441



MEDAMICUS, INC.
15301 HIGHWAY 55 WEST, PLYMOUTH, MN 55447                                  PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 25, 2002.


The undersigned hereby appoints James D. Hartman or Richard F. Sauter, or either of them, with full power of substitution and revocation, the attorneys and proxies of the undersigned to attend the annual meeting of shareholders of Medamicus, Inc., a Minnesota corporation (hereinafter called "The Company"), to be held on Thursday, April 25, 2002 at 3:45 p.m., local time, and any adjournment thereof, and thereat to vote all the undersigned's shares in the Company held as of March 13, 2002 which the undersigned would be entitled to vote at such Annual Meeting, hereby revoking all former proxies.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.










                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                               Please detach here




          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors:     [ ]  Vote FOR           [ ]  Vote WITHHELD
                                   all nominees            from all nominees
                                   (except as marked)

01 James D. Hartman     03 Thomas L. Auth       05 Michael D. Dale
02 Richard F. Sauter    04 Michael M. Selzer


(INSTRUCTIONS: TO WITHHOLD AUTHORITY    _______________________________________
TO VOTE FOR ANY INDICATED NOMINEE,     |                                       |
WRITE THE NUMBER(S) OF THE NOMINEE(S)  |_______________________________________|
IN THE BOX PROVIDED TO THE RIGHT.)



2. Proposal to approve the engagement
   of McGladrey & Pullen, LLP as the
   independent certified public
   accountants to audit the financial
   statements of the Company for the
   fiscal year ending December 31, 2002.  [ ]For     [ ] Against     [ ] Abstain

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address Change? Mark Box  [ ]  Indicate changes below:


                                     _______________________________________
                                    |                                       |
                                    |_______________________________________|

                                    Signature(s) in Box

                                    Please sign exactly as name appears below.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.